UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2006

NEW ALBERTSON’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-132397-01	20-4057706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 East Parkcenter Boulevard Boise, Idaho	83706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (208) 395-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

The Registrant reports in this current report on Form 8-K a change in certifying accountants for the Albertsons Savings & Retirement Estates plan, as amended.

(1) Previous Independent Accountant

Effective on September 21, 2006, the Audit Committee of the Board of Directors of New Albertson’s, Inc. (the “Registrant”) dismissed Deloitte & Touche, LLP (“Deloitte & Touche”) as the independent registered public accounting firm for the Albertsons Savings & Retirement Estates plan, as amended (the “Plan”). Deloitte & Touche performed the audit of the consolidated financial statements of the Plan as of December 31, 2005 and December 31, 2004. The Registrant became a wholly-owned subsidiary of SUPERVALU INC. on June 2, 2006, as a result of a series of merger transactions between SUPERVALU INC. and Albertson’s, Inc. the former parent company of the Registrant. The independent registered public accounting firm for SUPERVALU INC. is KPMG LLP.

In connection with the audits of the Plan for the years ended December 31, 2005 and December 31, 2004, respectively, and the subsequent interim periods prior to their dismissal, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche’s satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of the disagreements in connection with their reports, nor were there any “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (Regulation S-K).

The audit reports of Deloitte & Touche contained in the Annual Reports on Form 11-K filed in connection with the Plan for the years ended December 31, 2005 and December 31, 2004, did not contain an adverse opinion, or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

The Registrant has provided Deloitte & Touche with a copy of the disclosures it is making in response to this Item. The Registrant has requested Deloitte & Touche to furnish a letter addressed to the Securities Exchange Commission stating whether it agrees with the statements made by the Registrant above and, if not, stating the reasons in which Deloitte & Touche does not agree. A copy of the Deloitte & Touche letter to the Commission dated September 21, 2006, regarding the above disclosures is filed as Exhibit 99.1 to this report.

(2) Engagement of New Independent Accountant.

Effective September 21, 2006, the Audit Committee of the Board of Directors of the Registrant appointed KPMG LLP as the independent registered public accounting firm to audit the financial statements of the Plan. Prior to the appointment, during the years ended December 31, 2005 and December 31, 2004, respectively, and the subsequent interim periods prior to the dismissal of Deloitte & Touche, the Registrant had not consulted with KPMG LLP with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements or on those of the Plan; or (ii) any matter that was either the subject of a disagreement as such term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – Letter Regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ALBERTSON’S INC.
(Registrant)

By:	/s/ Pamela K. Knous
Pamela K. Knous
Executive Vice President
(Authorized Officer of Registrant)

Date: September 27, 2006

INDEX OF EXHIBITS

Number	Exhibit
Exhibit 99.1	Letter Regarding Change in Certifying Accountant